UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
March 18, 2019

MONOLITHIC POWER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4040 Lake Washington Blvd. NE, Suite 201, Kirkland, Washington 98033
(Address of principal executive offices) (Zip Code)

(425) 296-9956
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Audit Committee of the Board of Directors (the “Audit Committee”) of Monolithic Power Systems, Inc. (the “Company”) has completed a process to review the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2019. As a result of this process, on March 18, 2019, the Audit Committee approved the appointment of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the year ending December 31, 2019, and dismissed Deloitte & Touche LLP (“Deloitte”) from that role.

On March 20, 2019, the Company notified Deloitte that it had been dismissed as the Company’s independent registered public accounting firm. Deloitte’s reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, the audit reports of Deloitte on the effectiveness of internal control over financial reporting as of December 31, 2018 and 2017 did not contain any adverse opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2018 and December 31, 2017, and the subsequent interim period through March 18, 2019, there were (i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in their reports, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Deloitte with a copy of the disclosures it is making in this Current Report on Form 8-K. In addition, the Company requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Deloitte’s letter dated March 22, 2019 is attached as Exhibit 16.1 hereto.

During the years ended December 31, 2018 and December 31, 2017, and the subsequent interim period through March 18, 2019, neither the Company nor anyone acting on its behalf has consulted with EY with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated March 22, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Date: March 22, 2019

By:	/s/ Bernie Blegen
Bernie Blegen
Chief Financial Officer